Exhibit 10.4
          LIMITED GUARANTY AGREEMENT

          THIS LIMITED GUARANTY AGREEMENT (GUARANTY) is given as of March 23, 2000, by MANTECH INTERNATIONAL CORPORATION, a New Jersey corporation (GUARANTOR), for the benefit of NATIONAL BANK OF CANADA, a Canadian chartered bank (LENDER), with respect to the obligations of GSE SYSTEMS, INC., a Delaware corporation, GSE PROCESS SOLUTIONS, INC., a
          Delaware  corporation,   and  GSE  POWER  SYSTEMS,  INC.,  a  Delaware
          corporation   (individually,   a  BORROWER  and  collectively,   the
          BORROWERS), to the LENDER.

                                 RECITALS

          The BORROWERS have requested certain credit accommodations from the LENDER as set forth in the Loan and Security Agreement of even date herewith by and between the BORROWERS and the LENDER (as the same may be amended, modified, extended, renewed, restated, supplemented or replaced from time to time LOAN AGREEMENT). The LENDER has agreed to provide the requested credit accommodations to the BORROWERS, but only if, inter alia, the GUARANTOR provides to the LENDER the guaranties of payment and performance set forth in this GUARANTY. The GUARANTOR is willing to provide this GUARANTY to the LENDER in order to induce the LENDER to provide the requested credit accommodations to the BORROWERS.

          All capitalized terms used in this GUARANTY without definition shall have the respective meanings given such terms in the LOAN AGREEMENT.

          NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the GUARANTOR hereby agrees to provide to the LENDER the following guaranties and indemnifications.
          Section 1. Guaranty. The GUARANTOR guarantees: (a) the payment of any and all sums now or hereafter due and owing to the LENDER by the BORROWERS (or any of them) arising out of, related to, as a result of, or in connection with the LOAN, the LETTERS OF CREDIT, the CREDIT FACILITY, or any other existing or future indebtedness, liability, or obligation of every kind, nature, type, and variety owed by the BORROWERS (or any of them) to the LENDER from time to time, arising out of, related to, as a result of, or in connection with the LOAN AGREEMENT, or any of the transactions contemplated by the LOAN DOCUMENTS (as defined below), including all renewals, refinancings, extensions, substitutions, amendments, and modifications thereof, no matter when or how created, arising, evidenced, or acquired, and whether or not presently contemplated or anticipated, whether joint or several, including, but not limited to, all amounts of principal, interest, charges, reimbursements, advancements, escrows, and fees;
          (b) that all sums now or hereafter due and owing by the BORROWERS (or any of them) to the LENDER arising out of, related to, as a result of, or in connection with the LOAN, the LETTERS OF CREDIT, the CREDIT FACILITY, the LOAN AGREEMENT, or any of the transactions contemplated by the LOAN DOCUMENTS, shall be paid when and as due, whether by reason of installment, maturity, acceleration or otherwise, time being of the essence; and (c) the timely, complete, continuous, and strict performance and observance by the BORROWERS of each of the terms, covenants, agreements and conditions contained in any and all existing or future documents, instruments, agreements, and writings of every kind, nature, type, and variety which evidence, reflect, embody, give rise to or secure any and all existing and future indebtedness, liabilities, and obligations of any kind of the BORROWERS (or any of them) to the LENDER arising out of, related to, as a result of, or in connection with the LOAN, the LETTERS OF CREDIT, the CREDIT FACILITY, the LOAN AGREEMENT, or any of the transactions contemplated thereby (together with the LOAN AGREEMENT, collectively, LOAN DOCUMENTS). As used in this GUARANTY, the term OBLIGATIONS shall refer to the obligations of payment, performance, and indemnification which the GUARANTOR has undertaken and assumed pursuant to this GUARANTY, both as described in this Section and in other Sections of this GUARANTY

          Section 2. Maximum Amount of Guaranty. The monetary liability of the GUARANTOR with respect to the OBLIGATIONS hereunder shall be limited to the sum of One Million Eight Hundred Thousand Dollars
          ($1,800,000.00)  (GUARANTY  MONETARY  AMOUNT);   provided  that  the
          proceeds of the liquidation of any of the collateral securing the obligations of the BORROWERS (or any of them) to the LENDER and any payments made by any of the BORROWERS or any other guarantor, and any other payments obtained from any other source, shall not be applied to, or be considered a discharge of, the OBLIGATIONS until all amounts, other than those which have been guaranteed, have been paid in full. Notwithstanding the immediately preceding sentence, the GUARANTY MONETARY AMOUNT and the limitation set forth in this Section on the monetary liability of the GUARANTOR with respect to the OBLIGATIONS shall not include nor be deemed a limit upon the LENDERS right pursuant to any other Section of this GUARANTY (including, without limitation, Section 19 hereof) to recover from the GUARANTOR costs and expenses, including reasonable attorneys fees, in enforcing or realizing upon this GUARANTY. The GUARANTY MONETARY AMOUNT may be reduced at each fiscal year-end date (beginning with the BORROWERS fiscal year ending December 31, 1999) upon the determination by the LENDER, in each instance, that the BORROWERS have achieved and satisfied the following conditions precedent: (a) no EVENT OF DEFAULT (as defined below and as defined in the LOAN AGREEMENT) shall have occurred hereunder or under the LOAN AGREEMENT during the fiscal year of the BORROWERS ending on such fiscal year-end date; (b) no DEFAULT
          (as defined in the LOAN AGREEMENT) shall have occurred and be continuing on such fiscal year end date; (c) no default (defined for purposes of this clause (c) to mean any event, occurrence or omission which, with the giving of notice, the passage of time, or both, would constitute an EVENT OF DEFAULT) under this GUARANTY shall have occurred and be continuing on such fiscal year-end date; (d) EBITDA (as defined in the LOAN AGREEMENT) of the BORROWERS and their consolidated subsidiaries for the fiscal year of the BORROWERS ending on such fiscal year-end date, and reported to the LENDER by the BORROWERS in their audited annual financial statements for such fiscal year, shall have been equal to at least Five Million Five Hundred Thousand Dollars ($5,500,000.00); and (e) NET PROFIT AFTER TAX (as defined in the LOAN AGREEMENT) of the BORROWERS and their consolidated subsidiaries for the fiscal year of the BORROWERS ending on such fiscal year-end date, and reported to the LENDER by the BORROWERS in their audited annual financial statements for such fiscal year, shall have been equal to at least One Million Three Hundred Thousand Dollars ($1,300,000.00). On the first fiscal year-end date as of which all of the foregoing conditions precedent are achieved and satisfied, the GUARANTY MONETARY AMOUNT under this GUARANTY shall be the sum of Nine Hundred Thousand Dollars ($900,000.00). On the second fiscal year-end date as of which all of the foregoing conditions precedent are achieved and satisfied, this GUARANTY shall be released. As used in this Section 2, the term fiscal year shall mean the FISCAL YEAR of the BORROWERS as defined in the LOAN AGREEMENT.

          Section 3. Letter of Credit. (a) The GUARANTOR has agreed to deliver to the LENDER an irrevocable standby letter of credit having an original undrawn face amount of Nine Hundred Thousand Dollars ($900,000.00) naming the LENDER as beneficiary, issued by Mellon Bank, First Union National Bank or another bank acceptable to the LENDER, on terms and provisions acceptable to the LENDER and having an expiration date not less than one (1) year from the date of issuance (ManTech L/C). The ManTech L/C will serve as part of the BORROWING BASE for the LOAN to the BORROWERS.

          (b) Effective upon the due delivery to the LENDER of the original fully executed, issued and effective ManTech L/C satisfying all of the conditions set forth above, and so long as the ManTech L/C shall be effective, the provisions of Section 2 of this GUARANTY shall be deemed amended to the effect that the GUARANTY MONETARY AMOUNT set forth in Section 2 shall be reduced by an amount equal to the original undrawn face amount of the ManTech L/C. Upon expiration of the ManTech L/C, the amendments to the GUARANTY MONETARY AMOUNT set forth in this clause (b) shall immediately and without further notice be void and of no further force and effect and the provisions of Section 2 shall be as stated in Section 2.

          Section 4. Nature Of Guaranty.  This GUARANTY: (a) is (i) irrevocable,
          (ii) absolute and unconditional, (iii) direct, immediate, and primary, and (iv) one of payment and not just collection; and (b) makes the GUARANTOR a surety to the LENDER with respect to the OBLIGATIONS and the equivalent of a co-obligor with the BORROWERS. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of the BORROWERS (or any of them), any other guarantor or any other obligor under any of the LOAN DOCUMENTS, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against the BORROWERS (or any of them), any other guarantor or any obligor under any of the LOAN DOCUMENTS shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of the GUARANTOR hereunder in any manner whatsoever, and this GUARANTY shall remain and continue in full force and effect.

          Section 5. Accuracy Of Representations. The GUARANTOR guaranties that all representations and warranties made by the GUARANTOR to the LENDER prior to or after the date of this GUARANTY are and will continue to be true, correct, accurate, and complete and not knowingly misleading, and, subject to the limitations set forth in Section 2 hereof, the GUARANTOR agrees to indemnify and hold the LENDER harmless from any loss, cost, or expense which the LENDER may suffer, sustain or incur as a result of any representation or statement of the BORROWERS (or any of them) or of the GUARANTOR being materially false, incorrect, inaccurate, incomplete, or knowingly misleading.

          Section 6. Representations And Warranties Of Guarantor. To induce the LENDER to accept this GUARANTY for the purposes for which it is given, the GUARANTOR represents and warrants to the LENDER as follows:

          (a) The GUARANTOR is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. The GUARANTOR has the lawful power to own its properties and to engage in the businesses it conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it makes such qualification necessary and the failure to so qualify would have a material adverse effect on the ability of the GUARANTOR to perform its OBLIGATIONS hereunder.

          (b) Any financial statements submitted by the GUARANTOR to the LENDER, including any schedules and notes pertaining thereto, have been prepared in accordance with G.A.A.P. (as defined below), and fully and fairly present the financial condition of the GUARANTOR at the dates thereof and the results of operations for the periods covered thereby, and there has been no material adverse change in the financial condition or businesses of the GUARANTOR from the dates thereof to the date hereof, other than as disclosed to the LENDER. All information submitted by or on behalf of the GUARANTOR in connection with any of the OBLIGATIONS is true, accurate and complete in all material respects as of the date made and contains no knowingly false, incomplete or misleading statements.

          (c) There are no material actions, suits, investigations, or proceedings pending, or to the knowledge of the GUARANTOR, threatened against the GUARANTOR or the assets of the GUARANTOR, except as specifically disclosed on Schedule 5(c) attached hereto. The GUARANTOR has no material direct or contingent liability known to the GUARANTOR and not previously disclosed to the LENDER, nor does the GUARANTOR know of or have any reason to expect any material adverse change in
          the  GUARANTORS  assets,   liabilities,   properties,   business,  or
          condition, financial or otherwise.

          (d) The GUARANTOR is not in default with respect to any of its existing indebtedness, and the making and performance of this GUARANTY will not (immediately, with the passage of time, the giving of notices, or both), (i) violate the charter or by-laws of the GUARANTOR, (ii) violate any laws, (iii) result in a default under any material contract, agreement, or instrument to which the GUARANTOR is a party or by which the GUARANTOR or its property is bound, or (iv) result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of the GUARANTOR. No approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency is required for the execution and delivery by the GUARANTOR of this GUARANTY or for the performance by the GUARANTOR of any of the agreements and obligations hereunder.

          (e) The GUARANTOR has the power and legal authority to enter into and perform this GUARANTY, to incur the OBLIGATIONS, and to perform, observe and comply with all of the GUARANTORS agreements and obligations hereunder. The GUARANTOR has taken all corporate action necessary to authorize the execution, delivery, and performance of this GUARANTY.

          (f) This GUARANTY, when delivered, will be valid, binding, and enforceable in accordance with its terms.

          (g) The incurring or satisfaction of the OBLIGATIONS has not left and will not leave the GUARANTOR insolvent, with an unreasonably small capital, or unable to pay existing or future debts as they mature

          Section 7. Reporting Requirements. The GUARANTOR shall submit the following items to the LENDER:

          (a) As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three fiscal quarters of each fiscal year of the GUARANTOR, the GUARANTOR shall submit to the LENDER a statement of income and retained earnings of the GUARANTOR for the period commencing at the end of the previous fiscal year and ending with the end of such quarter and a statement of cash flow for the GUARANTOR for the portion of the fiscal year ended with the last day of such quarter, and a balance sheet of the GUARANTOR as of the end of such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year and all prepared in accordance with G.A.A.P., and certified by an officer of the GUARANTOR familiar with the financial operations of the GUARANTOR (subject to year-end adjustments).

          (b) As soon as available  and in any event  within one hundred  twenty
          (120) calendar days after the end of each fiscal year of the GUARANTOR, the GUARANTOR shall submit to the LENDER annual audited and unqualified consolidated financial statements, which shall be accompanied by management letters (if issued) and certified by a nationally recognized independent certified public accountant.

          (c) All financial statements shall be in reasonable detail, including all supporting schedules and comments necessary to verify or confirm entries in the financial statements. All financial statements shall be prepared in accordance with G.A.A.P. As used in this GUARANTY, the term G.A.A.P. means, with respect to any date of determination, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certificate Public Accountants, consistently applied and maintained throughout the periods indicated. The costs of supplying the financial statements shall be paid by the GUARANTOR.

          Section 8. Lender Need Not Pursue Other Rights. The LENDER shall be under no obligation to pursue any of the LENDERS rights and remedies against any BORROWER or any of the collateral of any BORROWER securing the obligations of the BORROWERS (or any of them) to the LENDER or against any other guarantor or any collateral of any other guarantor
          before  pursuing  the  LENDERS   rights  and  remedies   against  the
          GUARANTOR.

          Section 9. Certain Rights Of Lender. The GUARANTOR hereby assents to any and all terms and agreements between the LENDER and the BORROWERS (or any of them) or between the LENDER and any other guarantor, and all amendments and modifications thereof, whether presently existing or hereafter made and whether oral or in writing. The LENDER may, without compromising, impairing, diminishing, or in any way releasing the GUARANTOR from the OBLIGATIONS and without notifying or obtaining the prior approval of the GUARANTOR, at any time or from time to time:
          (a) waive or excuse a default by the BORROWERS (or any of them) or any other guarantor, or delay in the exercise by the LENDER of any or all of the LENDERS rights or remedies with respect to such default or defaults; (b) grant extensions of time for payment or performance by the BORROWERS or any other guarantor; (c) release, substitute, exchange, surrender, or add collateral of any BORROWER or of any other guarantor, or waive, release, or subordinate, in whole or in part, any lien or security interest held by the LENDER on any real or personal property securing payment or performance, in whole or in part, of the obligations of the BORROWERS (or any of them) to the LENDER or of any other guarantor; (d) release the BORROWERS (or any of them) or any other guarantor; (e) apply payments made by the BORROWERS or by any other guarantor to any sums owed by the BORROWERS to the LENDER, in any order or manner, or to any specific account or accounts, as the LENDER may elect; and (f) modify, change, renew, extend, or amend in any respect the LENDERS agreement with the BORROWERS (or any of them) or any other guarantor, or any document, instrument, or writing
          embodying  or  reflecting  the  same,   including  without  limitation
          modifications which increase the amount of the obligations of the BORROWERS under the LOAN DOCUMENTS or extend the maturity of the obligations of the BORROWERS under the LOAN DOCUMENTS.

          Section 10. Waivers By Guarantor. The GUARANTOR waives: (a) any and all notices whatsoever with respect to this GUARANTY or with respect to any of the obligations of the BORROWERS (or any of them) to the LENDER, including, but not limited to, notice of (i) the LENDERS acceptance hereof or the LENDERS intention to act, or the LENDERS action, in reliance hereon, (ii) the present existence or future incurring of any of the obligations of the BORROWERS (or any of them) to the LENDER or any terms or amounts thereof or any change therein,
          (iii) any default by the BORROWERS (or any of them) or any surety, pledgor, grantor of security, guarantor or any person who has guarantied or secured in whole or in part the obligations of the BORROWERS (or any of them) to the LENDER, and (iv) the obtaining or release of any guaranty or surety agreement, pledge, assignment, or other security for any of the obligations of the BORROWERS (or any of them) to the LENDER; (b) presentment and demand for payment of any sum due from the BORROWERS (or any of them) or any other guarantor and protest of nonpayment; (c) demand for performance by the BORROWERS (or any of them) or any other guarantor; and (d) any and all defenses based on suretyship or impairment of collateral.

          Section 11. Unenforceability Of Obligations Of Borrowers. This GUARANTY shall be valid, binding, and enforceable even if the obligations of the BORROWERS to the LENDER which are guarantied hereby are now or hereafter become invalid or unenforceable for any reason.

          Section 12. No Conditions Precedent. This GUARANTY shall be effective and enforceable immediately upon its execution. The GUARANTOR acknowledges that no unsatisfied conditions precedent to the effectiveness and enforceability of this GUARANTY exist as of the date of its execution and that the effectiveness and enforceability of this GUARANTY is not in any way conditioned or contingent upon any event, occurrence, or happening, or upon any condition existing or coming into existence either before or after the execution of this GUARANTY.

          Section 13. No Duty To Disclose. The LENDER shall have no present or future duty or obligation to discover or to disclose to the GUARANTOR any information, financial or otherwise, concerning any BORROWER, any other guarantor, or any collateral securing either the obligations of any BORROWER to the LENDER or of any other person who may have guarantied in whole or in part the obligations of the BORROWERS to the LENDER. The GUARANTOR waives any right to claim or assert any such duty or obligation on the part of the LENDER. The GUARANTOR agrees to obtain all information which the GUARANTOR considers either appropriate or relevant to this GUARANTY from sources other than the LENDER and to become and remain at all times current and continuously apprised of all information concerning the BORROWERS, other guarantors, and any collateral which is material and relevant to the obligations of the GUARANTOR under this GUARANTY.
          Section 14. Existing Or Future Guaranties. The execution of this GUARANTY shall not discharge, terminate or in any way impair or adversely affect the validity or enforceability of any other guaranty given by the GUARANTOR to the LENDER. The execution and delivery by the GUARANTOR of any future guaranty for the benefit of the LENDER shall not discharge, terminate, or in any way impair or adversely affect the validity or enforceability of this GUARANTY. All guaranties provided by the GUARANTOR to the LENDER are intended to be cumulative and shall remain in full force and effect unless and until discharged and terminated in accordance with any expressly stated termination provisions set forth therein.

          Section 15. Cumulative Liability. The liability of the GUARANTOR under this GUARANTY shall be cumulative to, and not in lieu of, the GUARANTORS liability under any other LOAN DOCUMENT or in any capacity other than as GUARANTOR hereunder

          Section 16. Obligations Are Unconditional. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional duty and obligation of the GUARANTOR, and shall be independent of any defense or any rights of setoff, recoupment or counterclaim which the GUARANTOR might otherwise have against the LENDER, and the GUARANTOR shall pay and perform these OBLIGATIONS, free of any deductions and without abatement, diminution or setoff. Until such time as the OBLIGATIONS have been fully paid and performed, the GUARANTOR: (a) shall not suspend or discontinue any payments provided for herein; (b) shall perform and observe all of the covenants and agreements contained in this GUARANTY; and (c) shall not terminate or attempt to terminate this GUARANTY for any reason. No delay by the LENDER in making demand on the GUARANTOR for satisfaction of the OBLIGATIONS shall prejudice or in any way impair the LENDERS ability to enforce this GUARANTY.

          Section 17. Defenses Against Borrowers. The GUARANTOR waives any right to assert against the LENDER any defense (whether legal or equitable), claim, counterclaim, or right of setoff or recoupment which the GUARANTOR may now or hereafter have against the BORROWERS (or any of them) or any other guarantor.
          Section 18. Events Authorizing Acceleration Of The Obligations. The occurrence of any of the following (each an EVENT OF DEFAULT) shall entitle the LENDER, without notice or demand, to accelerate and call due the OBLIGATIONS, even if the LENDER has not accelerated and called due the sums owed to the LENDER by the BORROWERS: (a) the commencement by any of the BORROWERS or the GUARANTOR of a voluntary case or proceeding under any federal or state bankruptcy, insolvency or similar law; (b) the commencement of an involuntary case or proceeding against any of the BORROWERS or the GUARANTOR under any federal or state bankruptcy, insolvency, or similar law, and either (i) such case or proceeding is not dismissed within ninety (90) calendar days after commencement, or (ii) an order for relief is entered in such case; (c) the appointment of a receiver, assignee, custodian, trustee or similar official under any federal or state insolvency or creditors rights law for any property of any BORROWER or the GUARANTOR; (d) the GUARANTOR shall suffer final judgments for the payment of money aggregating in excess of Two Hundred Fifty Thousand Dollars ($250,000) and shall not discharge the same within a period of thirty (30) days unless, pending further proceedings, execution has not been commenced or if commenced has been effectively stayed; (e) the occurrence of any EVENT OF DEFAULT as such term is defined in the LOAN AGREEMENT; (f) a failure of the GUARANTOR to perform any covenant or agreement contained in this GUARANTY or in any other agreement between the GUARANTOR and the LENDER; (g) any representation or warranty made in this GUARANTY or in any report or financial statement furnished in connection with this GUARANTY, shall prove to have been false or misleading when made; (h) the LENDER in the good faith reasonable exercise of the LENDERS discretion determines that a material adverse change has occurred in the financial condition of the GUARANTOR; (i) the liquidation or dissolution of any of the BORROWERS or of the GUARANTOR; or (j) a failure of the GUARANTOR to satisfy any of the obligations of the GUARANTOR to the LENDER with respect to any loan or extension of credit by the LENDER to the GUARANTOR or under any other guaranty given by the GUARANTOR to the LENDER.

          Section 19. Expenses Of Collection And Attorneys Fees. Should this GUARANTY be referred to an attorney for collection, the GUARANTOR shall pay all of the holders reasonable costs, fees and expenses resulting from such referral, including reasonable attorneys fees, which the holder may incur, even though suit has not been filed.

          Section 20. Interest Rate After Judgment. If judgment is e ntered against the GUARANTOR on this GUARANTY, the amount of the judgment entered (which, unless applicable law specifically provides to the contrary, and subject to the limitations set forth in Section 2 hereof, includes all principal, prejudgment interest, late charges, prepayment charges if any are provided for, collection expenses, attorneys fees, and court costs) shall bear interest at the highest rate after default authorized by the LOAN DOCUMENTS as of the date of entry of the judgment to the extent permitted by applicable law. In the event any statute or rule of court specifies the rate of interest which a judgment on this GUARANTY may bear or the amount on which such interest rate may apply and such rate or amount is less than that called for in the preceding sentence absent a restriction under applicable law, the GUARANTOR agrees to pay to the order of the LENDER an amount as will equal the interest computed at the highest rate after default provided for in the LOAN DOCUMENTS which would be due on the judgment amount (which, for this purpose, but subject to the limitations set forth in Section 2 hereof, shall be considered to include all principal, prejudgment interest, late charges, prepayment charges if any are provided for, collection expense fees, attorneys fees, and court costs) less the interest due on the amount of the judgment which bears judgment interest.

          Section 21. Enforcement During Bankruptcy. Enforcement of this GUARANTY shall not be stayed or in any way delayed as a result of the filing of a petition under the United States Bankruptcy Code, as amended, by or against any or all of the BORROWERS. Should the LENDER be required to obtain an order of the United States Bankruptcy Court to begin enforcement of this GUARANTY after the filing of a petition under the United States Bankruptcy Code, as amended, by or against any or all of the BORROWERS, the GUARANTOR hereby consents to this relief and agrees to file or cause to be filed all appropriate pleadings to evidence and effectuate such consent and to enable the LENDER to obtain the relief requested.

          Section 22. Remedies Cumulative. All of the LENDERS rights and remedies shall be cumulative and any failure of the LENDER to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter.

          Section 23. Continuing Guaranty. This GUARANTY is a continuing guaranty of all existing and future obligations of the BORROWERS (or any of them) to the LENDER arising out of, related to, as a result of, or in connection with the LOAN, the LETTERS OF CREDIT, the CREDIT FACILITY, the LOAN AGREEMENT, or any of the transactions contemplated by the LOAN DOCUMENTS. Except as provided in Section 2 hereof, this GUARANTY may not be terminated by the GUARANTOR until after the termination of the LOAN DOCUMENTS, in accordance with the provisions thereof, and the payment (which payment shall not be subject to challenge or contest) in full of all of the OBLIGATIONS and all of the BORROWERS obligations and liabilities to the LENDER under the LOAN DOCUMENTS.

          Section 24. Reinstatement. If at any time any payment, or portion thereof, made by, or for the account of, any BORROWER or the GUARANTOR on account of any of the obligations and liabilities under any of the LOAN DOCUMENTS is set aside by any court or trustee having jurisdiction as a voidable preference, or fraudulent conveyance or must otherwise be restored or returned by the LENDER to a BORROWER or any other person or entity under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of any BORROWER or any other person or entity, or for any other reason, the GUARANTOR hereby agrees that this GUARANTY shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

          Section 25. Rights Of Subrogation, Etc. In the event the GUARANTOR pays any sum to or for the benefit of the LENDER pursuant to this GUARANTY, the GUARANTOR may not enforce any right of contribution, indemnification, exoneration, reimbursement, subrogation or other right or remedy against any BORROWER, any other guarantor, or any collateral, whether real, personal, or mixed, securing the obligations of any BORROWER to the LENDER or the obligations of any other guarantor to the LENDER until such time as the LENDER has been paid in full and has no further claim against any of the BORROWERS, any other guarantor, or any collateral. The GUARANTOR waives and releases any claim which the GUARANTOR hereafter may have against the LENDER if some action of the LENDER, whether intentional or negligent, impairs, destroys, or in any way adversely affects any right of contribution, indemnification, exoneration, reimbursement, subrogation, or the like which the GUARANTOR may have upon the payment of any sum to or for the benefit of the LENDER pursuant to this GUARANTY.

          Section 26. Subordination Of Certain Indebtedness. If the GUARANTOR advances any sums to any BORROWER or its successors or assigns, or if any BORROWER or its successors or assigns shall hereafter become indebted to the GUARANTOR, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the LENDER by such BORROWER.

          Section 27. Renewals, Etc. This GUARANTY shall apply to all sums now or hereafter owed by any of the BORROWERS to the LENDER and to all extensions, modifications, amendments, renewals, substitutions, and refinancings thereof.

          Section 28. Choice Of Law. The laws of the State of New York (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this GUARANTY and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this GUARANTY and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this GUARANTY or which occurred or were to occur as a direct or indirect result of this GUARANTY having been executed.

          Section 29. Consent To Jurisdiction; Agreement As To Venue. The GUARANTOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and the State of New York and of the United States District Court for the District of Maryland and for the Southern District of New York, if a basis for federal jurisdiction exists. The GUARANTOR agrees that venue shall be proper in any circuit court of the State of Maryland or the State of New York selected by the LENDER or in the United States District Court for the District of Maryland or for the Southern District of New York if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland or the State of New York on the basis of improper venue or of inconvenience of forum.

          Section 30. Proofs Of Sums Due On Guaranty. In any action or proceeding brought by the LENDER to collect the sums owed on this GUARANTY, a certificate signed by an officer of the LENDER setting forth the unpaid balances of principal, and any accrued interest, default interest, attorneys fees, and late charges owed with respect hereto shall be presumed correct and shall be admissible in evidence for the purpose of establishing the truth of what it asserts. If the GUARANTOR wishes to contest the accuracy of the figure set forth in any such certificate, the GUARANTOR shall have the burden of proving that the certificate is inaccurate or incorrect.

          Section 31. Actions Against Lender. Any action brought by the GUARANTOR against the LENDER which is based, directly or indirectly, on this GUARANTY or any matter in or related to this GUARANTY, including but not limited to the obligations of the BORROWERS to the LENDER, the administration, collection, or enforcement thereof, shall be brought only in the courts of the State of New York or, if LENDER has instituted action against the GUARANTOR in such court, the State of Maryland. The GUARANTOR agrees that any forum other than the State of Maryland or the State of New York is an inconvenient forum and that a suit brought by the GUARANTOR against the LENDER in a court of any state other than the State of New York or the State of Maryland should be forthwith dismissed or transferred to a court located in the State of New York or, if the LENDER has instituted action against the GUARANTOR in such state, the State of Maryland, by that court.

          Section 32. Invalidity Of Any Part. If any provision or part of any provision of this GUARANTY shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this GUARANTY, and this GUARANTY shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

          Section 33. Amendment Or Waiver. This GUARANTY may be amended only by a writing duly executed by the GUARANTOR and the LENDER. No waiver by the LENDER of any of the provisions of this GUARANTY or any of the rights or remedies of the LENDER with respect hereto shall be considered effective or enforceable unless in writing.

          Section 34. Notices. Any notice required or permitted by or in connection with this GUARANTY shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the LENDER or the GUARANTOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the LENDER or the GUARANTOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.
         If to the LENDER:

                  NATIONAL BANK OF CANADA
                  125 West 55th Street
                  New York, New York 10019
         And
                  c/o NATIONAL BANK OF CANADA
                  401 E. Pratt Street, Suite 631
                  Baltimore, Maryland 21202
                  Attn: Robert A. Incorvati, Vice President
                  Facsimile: (410) 837-8359

         If to the GUARANTOR:

                  MANTECH INTERNATIONAL CORPORATION
                  12015 Lee Jackson Highway, 8th Floor
                  Fairfax, Virginia 22033
                  Attn.:   Tracy A. Wilson, Assistant Secretary
                  Fax No.:  (703) 218-8296

         With A Courtesy Copy To:

                  GOLDEN & NELSON, PLLC
                  8285 Highglade Court
                  Millersville, Maryland 21108
                  Attn.: Hedy L. Nelson, Esquire
                  Facsimile No.:  (410) 729-2246

          The failure of the LENDER to send the above courtesy copy shall not impair the effectiveness of notice given to the GUARANTOR in the manner provided herein.

          Section 35. Binding Nature. This GUARANTY shall inure to the benefit of and be enforceable by the LENDER and the LENDERS successors and assigns and any other person to whom the LENDER may grant an interest in the obligations of the BORROWERS to the LENDER, and shall be binding upon and enforceable against the GUARANTOR and the GUARANTORS successors, and assigns.

          Section 36. Assignability. This GUARANTY or an interest therein may be assigned by the LENDER, or by any other holder, at any time or from time to time, without any prior notice to or consent from the GUARANTOR.

          Section 37. Final Agreement. This GUARANTY contains the final and entire agreement between the LENDER and the GUARANTOR with respect to the guaranty by the GUARANTOR of the BORROWERS obligations to the LENDER. There are no separate oral or written understandings between the LENDER and the GUARANTOR with respect thereto.

          Section 38. Tense, Gender, Defined Terms, Captions. As used herein, the plural includes the singular, and the singular includes the plural. The use of any gender applies to any other gender. All defined terms are completely capitalized throughout this GUARANTY. All captions are for the purpose of convenience only.

          Section 39. Seal And Effective Date. This GUARANTY is an instrument executed under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution.

          Section 40. Waiver Of Trial By Jury. The GUARANTOR and the LENDER, by their execution and acceptance, respectively, of this GUARANTY, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this GUARANTY or which in any way relates, directly or indirectly, to this GUARANTY or any event, transaction, or occurrence arising out of or in any way connected with this GUARANTY, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

          [Signatures Begin On Next Page]
          IN WITNESS WHEREOF, the GUARANTOR has executed this GUARANTY with the specific intention of creating a document under seal.

          ATTEST/WITNESS: GUARANTOR:
                                            MANTECH INTERNATIONAL CORPORATION



          _________________________  By:            (SEAL)
                                                     Name:
                                                     Title:


         ACKNOWLEDGMENT


          COMMONWEALTH OF VIRGINIA, CITY/COUNTY OF _________________, TO WIT:

          I HEREBY CERTIFY that on this ______ day of March, 2000, before me, the undersigned Notary Public of the Commonwealth of Virginia, personally appeared __________________________, and acknowledged himself/herself to be the ___________________________ of MANTECH INTERNATIONAL CORPORATION, a New Jersey corporation , and that he/she, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of MANTECH
          INTERNATIONAL       CORPORATION,       by      himself/herself      as
          ___________________________.

         IN WITNESS MY Hand and Notarial Seal.


                                               ___________________________(SEAL)
                                                 NOTARY PUBLIC
     My Commission Expires:
     ______________________